 October 16, 2019

REYNDERS, MCVEIGH CORE EQUITY FUND

Institutional Shares (ESGEX)

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Statement of Additional Information dated December 9, 2018, as amended

The Statement of Additional Information (“SAI”) dated December 9, 2018, of the Reynders, McVeigh Core Equity Fund (the “Fund”) is hereby amended to reflect the updated information that follows.

Effective immediately, the fourth sentence in the section titled “Disclosure of Portfolio Holdings” on page 53 of the Fund’s SAI is updated as follows:

The Fund may post its full schedule of portfolio holdings, its top ten portfolio positions, and certain other portfolio characteristics (such as sector or geographic weightings) as of each calendar quarter end on its website at www.ReyndersMcVeighFunds.com within 30 days of that quarter end.

Further Information

For further information, please contact the Fund toll-free at 1-800-950-6868. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.ReyndersMcVeighFunds.com.

Investors should retain this Supplement for future reference.